UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2021

UNION ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39089	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1425 Brickell Ave., #57B
Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 306-2522

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2021 (the “Closing Date”), the business combination by and among Union Acquisition Corp. II (the “Registrant”, “Union”, or “SPAC”), Crynssen Pharma Group Limited, a private limited liability company registered and incorporated under the laws of Malta (the “Company”), Procaps Group, S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg (“Holdco”) and OZLEM Limited, an exempted company incorporated under the laws of the Cayman Islands (“Merger Sub”) was completed pursuant to the terms of the Business Combination Agreement, dated March 31, 2021 (as amended and/or restated from time to time, the “Business Combination Agreement” and the transactions contemplated thereby the “Transactions”), by and among Union, the Company, Holdco and Merger Sub. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Business Combination Agreement.

On September 29, 2021, Union, the Company, Holdco and Merger Sub entered into that certain Amendment No. 1 to Business Combination Agreement (the “Amendment to the BCA”), pursuant to which, among other things, Union, the Company, Holdco and Merger Sub agreed to: (i) reduce the number of redeemable B shares of Holdco, nominal value $0.01 per share (“Holdco Redeemable B Shares”) to be issued to International Finance Corporation (“IFC”) in the Exchange (as defined below) by 1,500,000 and increase the number of ordinary shares of Holdco, nominal value $0.01 per share (“Holdco Ordinary Shares”), to be issued to IFC in the Exchange by 1,500,000, and (ii) increase the “SPAC Transaction Expenses Cap” to $16,650,000 and reduce the amount of minimum cash required under Section 9.03(e) of the Business Combination Agreement to be held by Union (either in or outside the Trust Account) at closing of the Transactions, to $160,000,000. The foregoing description of the Amendment to the BCA is qualified in its entirety by reference to the full text of the Business Combination Agreement and the Amendment to the BCA, a copy of which is included as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Concurrently with the execution and delivery of the Amendment to the BCA, the Company, Holdco and IFC entered into an amendment to IFC’s Exchange Agreement (as defined below), and Holdco and IFC entered into an amendment to that certain Share Redemption Agreement entered into by and between Holdco and IFC on March 31, 2021 (as amended, the “IFC Redemption Agreement”), pursuant to which the parties thereto agreed to the reduction in the number of Redeemable B Shares issued to IFC in the Exchange and the increase in the number of Holdco Ordinary Shares issued to IFC in the Exchange as described above, and Holdco and IFC agreed that Holdco would redeem 4,500,000, instead of 6,000,000, Redeemable B Shares from IFC at a price of $10.00 per Redeemable B Share, immediately following the consummation of the Transactions.

Registration Rights and Lock-Up Agreement

In connection with the closing of the Transactions, Holdco, Union Group International Holdings Limited (“UGI”) and Union Acquisition Associates II, LLC (“UAA” and collectively with UGI, the “Sponsors”), and certain other persons and entities (“Original Holders”) holding ordinary shares of Union, par value $0.0001 per share (“SPAC Ordinary Shares”), issued by Union prior to its initial public offering of securities (the “Founder Shares”) and the shareholders of the Company prior to the consummation of the Transactions (the “Company Shareholders”) entered into a Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”) which provides customary demand and piggyback registration rights. Additionally, the Holdco Ordinary Shares held by the Sponsors and the Original Holders which were previously Founder Shares will be locked-up until the earliest of: (i) the date that is one year from the Closing Date, (ii) the date on which the closing price of the Holdco Ordinary Shares on the Nasdaq Stock Market equals or exceeds $12.50 per Holdco Ordinary Share for any 20 trading days within any 30-trading day period commencing 150 days after the Closing Date, or (iii) such date on which Holdco completes a liquidation, merger, share exchange or other similar transaction that results in all of the shareholders of Holdco having the right to exchange their Holdco Ordinary Shares for cash, securities or other property.

The Holdco Ordinary Shares held by Company Shareholders, except for four million Holdco Ordinary Shares held by Company Shareholders, will be locked-up until the earliest of: (i) the date that is 180 days from Closing Date, and (ii) such date on which Holdco completes a liquidation, merger, share exchange or other similar transaction that results in all of the shareholders of Holdco having the right to exchange their Holdco Ordinary Shares for cash, securities or other property.

Four million Holdco Ordinary Shares held by Company Shareholders will be locked-up until the earliest of: (i) the date that is 90 days from Closing Date, (ii) the date on which the closing price of the Holdco Ordinary Shares on the Nasdaq Stock Market equals or exceeds $12.00 per Holdco Ordinary Share for any 20 trading days within any 30-trading day period commencing on the Closing Date, and (iii) such date on which Holdco completes a liquidation, merger, share exchange or other similar transaction that results in all of the shareholders of Holdco having the right to exchange their Holdco Ordinary Shares for cash, securities or other property.

The foregoing description of the Registration Rights and Lock-Up Agreement is qualified in its entirety by reference to the full text of the Registration Rights and Lock-Up Agreement, a copy of which is included as Exhibit 4.1 to Current Report on Form 8-K, and incorporated herein by reference.

Assignment, Assumption and Amendment Agreement

On the Closing Date, Holdco entered into an Assignment, Assumption and Amendment Agreement with Union and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”) (the “SPAC Warrant Amendment”) to amend and assume Union’s obligations under the existing Warrant Agreement, dated October 17, 2019, by and between Union and the Warrant Agent (the “SPAC Warrant Agreement”), with respect to each warrant entitling the holder to purchase one SPAC Ordinary Share at an exercise price of $11.50 per SPAC Ordinary Share (the “SPAC Warrants”) to give effect to the conversion of SPAC Warrants to warrants of Holdco exercisable for Holdco Ordinary Shares, on substantially the same terms as the SPAC Warrants (“Holdco Warrants”). The foregoing description of the SPAC Warrant Amendment is qualified in its entirety by reference to the full text of the SPAC Warrant Amendment which is included as Exhibit 4.2 to this Current Report and is incorporated herein by reference.

Nomination Agreement

On the Closing Date, Holdco, the Sponsors and certain Company Shareholders entered into a Nomination Agreement pursuant to which, in connection with any general meeting at which directors of Holdco are to be elected, or any adjournment or postponement thereof, the Deseja Trust, the Sognatore Trust and the Simphony Trust (collectively, the “Minski Family Shareholders”) shall collectively have the right to propose for appointment a number of directors that equals a majority of the board of directors of Holdco (each, a “Majority Shareholder Director”). For as long as Hoche Partners Pharma Holding S.A. (“Hoche”) owns no less than 7% of the issued and outstanding share capital of Holdco, Hoche shall have the right to propose for appointment one director (such director, the “Hoche Shareholder Director” and collectively with the Majority Shareholder Directors, each a “Shareholder Director” and collectively, the “Shareholder Directors”). On the Closing and until the one-year anniversary of the preceding annual general shareholders’ meeting of Holdco, Alejandro Weinstein shall be the Hoche Shareholder Director. In connection with the first two consecutive general shareholders’ meetings of Holdco following September 1, 2021 at which directors are to be elected, or any adjournment or postponement thereof, the Sponsors shall have the right to propose for appointment Daniel W. Fink and Kyle P. Bransfield as directors of Holdco. At least one-half of the Shareholder Directors must qualify as independent directors (“Independent Directors”) under applicable stock exchange rules, subject to any independence requirements established by the listing rules of the stock exchange on which the Holdco Ordinary Shares are listed that would require a greater number of Shareholder Directors to qualify as Independent Directors, provided that the Minski Family Shareholders will not be required to nominate any additional Independent Directors unless and until all of the directors, other than the Majority Shareholder Directors, qualify as Independent Directors. In addition, for so long as Holdco maintains any committee, such committees shall each include at least one Majority Shareholder Director so long as he or she is independent. The Nomination Agreement will automatically terminate upon the earlier of (i) the date on which the Minski Family Shareholders or their affiliates cease to beneficially own, in the aggregate, 30% of the outstanding shares of Holdco and (ii) 20 years from the date of the Nomination Agreement. The foregoing description of the Nomination Agreement is qualified in its entirety by reference to the full text of the Nomination Agreement which included as Exhibit 2.3 to this Current Report on Form 8-K, and incorporated by reference herein.

Share Forfeiture Agreement

On the Closing Date, the Sponsors entered into that certain Share Forfeiture Agreement (the “Share Forfeiture Agreement”) pursuant to which the Sponsors forfeited a combined 700,000 SPAC Ordinary Shares prior to the consummation of the Merger (as defined below). The foregoing description of the Share Forfeiture Agreement is qualified in its entirety by reference to the full text of the Share Forfeiture Agreement which is included as Exhibit 4.3 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets

On the Closing Date and pursuant to the Share Forfeiture Agreement, the Sponsors forfeited a combined 700,000 SPAC Ordinary Shares immediately prior to the consummation of the Merger.

Pursuant to the Business Combination Agreement, (i) Merger Sub merged with and into SPAC, with SPAC surviving such merger and becoming a direct wholly-owned subsidiary of Holdco (the “Merger”) and, in the context of the Merger, (a) all SPAC Ordinary Shares outstanding were exchanged with Holdco for Holdco Ordinary Shares pursuant to a share capital increase of Holdco, (b) each SPAC Warrant became a Holdco Warrant exercisable for Holdco Ordinary Shares, on substantially the same terms as the SPAC Warrants, and (c) the Company entered into the SPAC Warrant Amendment to amend and assume SPAC’s obligations under the SPAC Warrant Agreement to give effect to the conversion of SPAC Warrants to Holdco Warrants; (ii) immediately following the consummation of the Merger and prior to the Exchange, Holdco redeemed all 4,000,000 redeemable A shares of Holdco, nominal value $0.01 per share (the “Holdco Redeemable A Shares”), held by the Company as a result of the incorporation of Holdco at their nominal value; (iii) immediately following the consummation of the Merger and the redemption of all the Holdco Redeemable A Shares, pursuant to those certain individual contribution and exchange agreements, each dated as of March 31, 2021, as any of them may have been amended on the Closing Date (collectively, the “Exchange Agreements”), entered into by and among the Company, Holdco and each of the Company Shareholders, each of the Company Shareholders contributed its respective ordinary shares of the Company, nominal value $1.00 per share (the “Company Ordinary Shares”), to Holdco in exchange for Holdco Ordinary Shares, and, in the case of IFC, for Holdco Ordinary Shares and 4,500,000 Holdco Redeemable B Shares, which were subscribed for by each such Company Shareholder (such contributions and exchanges of Company Ordinary Shares for Holdco Ordinary Shares and, in the case of IFC, Holdco Ordinary Shares and Holdco Redeemable B Shares, collectively, the “Exchange”); (vi) as a result of the Exchange, the Company become a direct wholly-owned subsidiary of Holdco and the Company Shareholders became holders of issued and outstanding Holdco Ordinary Shares and, in the case of IFC, Holdco Ordinary Shares and Holdco Redeemable B Shares; and (v) immediately following the Exchange, Holdco redeemed all 4,500,000 Holdco Redeemable B Shares from IFC for a total purchase price of $45,000,000 in accordance with the IFC Redemption Agreement.

Immediately following the consummation of the Transactions, the issued and outstanding share capital of the Company consisted of 112,824,183 Holdco Ordinary Shares and 23,375,000 Holdco Warrants.

The Holdco Ordinary Shares and Holdco Warrants began trading on the Nasdaq Global Market under the ticker symbol “PROC” and “PROCW”, respectively, on September 30, 2021. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and the Amendment to the BCA, which is included as Exhibit 2.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders

On September 29, 2021, in connection with the consummation of the Business Combination, Union notified Nasdaq that the Business Combination had become effective and requested that Nasdaq file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the SEC that the SPAC Ordinary Shares, SPAC Warrants and the units of Union were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Transactions having become effective, Nasdaq determined to permanently suspend trading of the SPAC Ordinary Shares, SPAC Warrants and the units of Union prior to the opening of trading on September 30, 2021. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on September 29, 2021. Union intends to file a Form 15 with the SEC in order to complete the deregistration of Union’s securities under the Exchange Act.

Item 3.03.	Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.	Change in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02.	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Business Combination, each of Kyle P. Bransfield, Daniel W. Fink, Juan Sartori, Gerald W. Haddock and Joseph J. Schena cased to be a director of Union. Following the consummation of the Business Combination, Ruben Minski was appointed as the sole director of Union.

Also in connection with the consummation of the Business Combination, the following officers of Union resigned their respective positions: Kyle P. Bransfield resigned as Chief Executive Officer and Daniel W. Fink resigned as Chief Operating Officer.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 28, 2021 Union and Merger Sub filed a Plan of Merger with the Cayman Islands Registrar of Companies, which became effective on September 29, 2021 (the “Plan of Merger”). The Plan of Merger included the form of the amended and restated articles of association of the Union and Merger Sub combined company, which became effective on September 29, 2021. The amended and restated articles of association of Union is attached as Exhibit 3.1 hereto and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description
2.1#	Business Combination Agreement, dated as of March 31, 2021, by and among SPAC, the Company, Holdco and Merger Sub (incorporated by reference to Exhibit 2.1 to Union Acquisition Corp. II’s Form 8-K, File No. 001-39089, filed with the SEC on April 2, 2021.)
2.2#	Amendment No. 1 to Business Combination Agreement, dated as of September 29, 2021, by and among Union Acquisition Corp. II, Crynssen Pharma Group Limited, Procaps Group, S.A. and OZLEM Limited (incorporated by reference to Exhibit 4.2 to Procaps Group, S.A. Form 20-F, File No. 001-40851, filed with the SEC on September 30, 2021).
2.3	Assignment, Assumption and Amendment Agreement with respect to the Warrant Agreement between Union Acquisition Corp. II, Procaps Group, S.A. and Continental Stock Transfer & Trust Company, dated as of September 29, 2021 (incorporated by reference to Exhibit 2.5 to Procaps Group, S.A. Form 20-F, File No. 001-40851, filed with the SEC on September 30, 2021)
3.1*	Amended and Restated Articles of Association of Union Acquisition Corp. II
4.1	Registration Rights and Lock-Up Agreement, dated September 29, 2021, by and between Procaps Group, S.A., Union Group International Holdings Limited, Union Acquisition Associates II, LLC and the persons and entities listed on Exhibit A thereto (incorporated by reference to Exhibit 4.7 to Procaps Group, S.A. Form 20-F, File No. 001-40851, filed with the SEC on September 30, 2021).
4.2	Nomination Agreement, dated September 29, 2021, by and between Procaps Group, S.A., Union Group International Holdings Limited, Union Acquisition Associates II, LLC, and the persons and entities listed on Exhibit A thereto (incorporated by reference to Exhibit 4.8 to Procaps Group, S.A. Form 20-F, File No. 001-40851, filed with the SEC on September 30, 2021).
4.3	Share Forfeiture Agreement, dated as of September 29, 2021, by and among Union Acquisition Corp. II, Crynssen Pharma Group Limited, Procaps Group, S.A., Union Acquisition Associates II, LLC and Union Group International Holdings Limited (incorporated by reference to Exhibit 4.9 to Procaps Group, S.A. Form 20-F, File No. 001-40851, filed with the SEC on September 30, 2021).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith

#	Certain schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2021	Union Acquisition Corp. II

	By:	/s/ Ruben Minski
	Name:	Ruben Minski
	Title:	Director